Buffalo Funds

Supplement dated May 15, 2023
to the
Prospectus and Statement of Additional Information (“SAI”)
dated July 29, 2022, as previously supplemented

The Buffalo Funds regret to inform shareholders that Jamie Cuellar, CFA, a co-portfolio manager of the Small Cap Fund since 2015 and of the Discovery Fund since April 2020, unexpectedly and tragically passed away on May 8, 2023. Jamie spent more than 30 years as part of the investment management industry, including the last 8 with Kornitzer Capital Management, Inc. (“KCM”). The Funds and KCM are grateful for all of Jamie’s contributions. He will be greatly missed.

Please note all references to Mr. Cuellar in the Funds’ Prospectus and SAI are deleted in their entirety.

The Small Cap Fund continues to be managed by Robert Male, CFA, and the Discovery Fund continues to be managed by Dave Carlsen, CFA.

Please retain this supplement with your Prospectus and SAI